UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


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Date of Report (Date of earliest event reported): April 9, 2002


                            SELECT THERAPEUTICS INC.
             (Exact name of registrant as specified in its charter)


    Delaware                        000-27353                    98-0169105
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
 incorporation)


                                20 Hampden Street
                           Boston, Massachusetts 02119
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (617) 989-0050

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Item 7.   Financial Statements and Exhibits.

(c) The following exhibits are filed with this report:

Exhibit Number                     Description
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     99.1             Letter to shareholders of Registrant dated April 1, 2002.


Item 9.  Regulation FD Disclosure.

On April 9, 2002, the Registrant distributed a letter to shareholders, a copy of which is attached hereto as Exhibit 99.1, the purpose of which is to update the shareholders on the progress of the Registrant to obtain financing, enter into a corporate partnership, or sell certain assets or the entire company.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SELECT THERAPEUTICS INC.
                                          (Registrant)



Date: April 9, 2002                       By:   /s/Michelle C. Guertin
                                              ---------------------------
                                          Name:  Michelle C. Guertin
                                          Title: Chief Accounting Officer


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                                  EXHIBIT INDEX

Exhibit Number                       Description
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     99.1             Letter to shareholders of Registrant dated April 1, 2002.